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                                                                   EXHIBIT 10.10

                          SUMMIT HOTEL PROPERTIES, LLC
                      2701 SOUTH MINNESOTA AVENUE, SUITE 6
                              SIOUX FALLS, SD 57105

Date: October 31, 2005

Re: Soliciting Dealer Agreement

Gentlemen:

     Summit Hotel Properties, LLC (the "Company"), a South Dakota limited liability company with its principal office at 2701 South Minnesota Avenue, Suite 6, Sioux Falls, South Dakota 57105, will issue and sell Class A-1 Membership Units (the "Units") of the Company. The Units will be offered in a private placement offering (the "Offering") in accordance with the Offering Memorandum of the Company dated October 21, 2005 and any supplements thereto (the "Offering Memorandum") a copy of which has been delivered to Summit Real Estate Investments, LLC ("Dealer").

1.   Authorization to Solicit Offers to Purchase Units.

     On the basis of the representations and warranties contained in this Agreement and subject to its terms and conditions, the Company has appointed and authorized Dealer on a nonexclusive basis to solicit offers to purchase the Units on a "best efforts" basis, and Dealer has accepted said appointment. This Agreement shall become effective upon your written acceptance of the Agreement. It is understood and agreed that Dealer may not accept on behalf of the Company any offers to purchase the Units unless Dealer receives written authority from the Company to the contrary. Dealer's authorization hereunder is limited to soliciting offers to purchase the Units using the form of Subscription Documents included in the Offering Memorandum and transmitting to the Company any and all such written offers received. The Company reserves the right to terminate the offering at any time, and to enter into agreements with other persons qualified to offer and sell the Units on such terms as the Company deems appropriate.

2.   Compensation.

     In consideration of Dealer's agreements and Dealer's service as soliciting dealer hereunder, the Company hereby agrees to pay Dealer a selling commission of up to six percent (6%) and a non-accountable offering expense allowance of up to one percent 1% of the gross offering price of Units sold to persons from whom Dealer's representatives have solicited offers to purchase.

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3.   Representations and Warranties of the Company.

     (a) The Offering Memorandum does not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (b) The Company has complied and will comply, subject to your compliance with the terms of this Agreement, with the requirements under the Securities Exchange Act of 1934, as amended, and applicable state securities laws in connection with all offers and sales of the Units.

     (c) Any other soliciting dealers appointed by the Company to solicit offers to purchase Units will represent to the Company that they are registered as broker- dealers with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, and will be members in good standing of the National Association of Securities Dealers ("NASD"), and the Company will contractually require such other brokers to comply with the requirements of applicable federal and state securities laws in connection with all offers of the Units made by them.

     (d) The Company is a duly organized limited liability company under the laws of the State of South Dakota and will be qualified to do business in all jurisdictions in which the nature of its business requires such qualification and will be authorized to conduct its business as described in the Offering Memorandum. The Units, when issued and payment received, will be fully paid and nonassessable.

     (e) The Company will offer Units only in such a manner as will assure the offering and sale thereof (i) will be exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and (ii) will be exempt from any registration requirements under the laws of any state or other jurisdiction in which they may be offered.

     (f) This Soliciting Dealer Agreement has been duly and validly authorized, executed and delivered by the Company and will be, if accepted by Dealer, a valid, binding and enforceable agreement of the Company except as the enforceability of the indemnification provisions of Paragraph 6 may be limited by application of the federal securities laws.


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4.   Representations and Warranties of Dealer

     Dealer represents and warrants to the Company that:

     (a) Dealer will not offer or sell Units by means of any form of general advertising.

     (b) Prior to an offer to or solicitation of a potential purchaser, Dealer will undertake all necessary and appropriate investigation, review and inquiry to insure, to the best of its reasonable knowledge and belief, that (i) each potential purchaser of Units from whom Dealer has solicited an offer to purchase meets with applicable investor qualification requirements under federal and any applicable state securities laws and the requirements as set forth in the Offering Memorandum; and (ii) the investment is suitable for such potential purchaser upon the basis of the information known to Dealer or disclosed by such potential purchaser as to his other security holdings and as to his financial situation and needs. Dealer shall keep written records supporting this representation and such records shall be made available to the Company promptly upon request.

     (c) Dealer will deliver to each offeree, prior to any submission by him of a written offer to buy any Units, a numbered copy of the Offering Memorandum, and will keep record of to whom, by what manner and on what date it delivered each such copy.

     (d) Dealer will not deliver to any offeree any written documents pertaining to the Company or the Units other than the Offering Memorandum and exhibits thereto, any amendments thereto and any other materials specifically designated as sales information which are supplied to Dealer by the Company. Without intending to limit the generality of the foregoing. Dealer will not deliver to any offeree any material pertaining to the Company which has been furnished as "broker/dealer information only."

     (e) Dealer will make reasonable inquiry to determine whether a prospective purchaser is acquiring Units for his own account or on behalf of other persons.

     (f) Dealer will not give any information or make any representation in connection with the offering of Units other than those contained in the Offering Memorandum and any amendments thereto.

     (g) Dealer will abide by, and will take reasonable precautions to insure that all offerees and investors from whom Dealer has solicited an offer to purchase will comply with, all provisions contained in the Offering Memorandum regulating the terms and manner of offering the Units. Dealer will not submit any Subscription Documents to the Company which Dealer knows, or has reason to believe, contain any misstatements or misrepresentations of fact.


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     (h)  In its solicitation of subscriptions for Units, Dealer will comply with any applicable requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, as well as the published rules and regulations thereunder, and the rules and regulations of all state securities authorities, as applicable, to the best of its knowledge, after due inquiry and investigation and to the extent within its direct control.

     (i) Dealer is (and will continue to be) a member in good standing with the NASD, will abide by its Rules of Fair Practice, and is in full compliance with all applicable requirements under the Securities Act of 1934, as amended, and is registered as a broker-dealer in all of the jurisdictions in which Dealer solicits offers or makes sales. Dealer is duly licensed to sell the Units.

     (j) Dealer will not take or omit to take any action in conflict with the conditions and requirements of the Securities Act of 1933, as amended (Regulation D or other applicable rule), or applicable state securities or blue sky laws as described in the Offering Memorandum, which would make such exemptions unavailable with respect to the offering and the sale of the Units.

     (k) This Soliciting Dealer Agreement has been duly and validly authorized, executed and delivered by the Dealer and is a valid, binding and enforceable agreement of the Dealer except as the enforceability of the indemnification provisions of Paragraph 6 may be limited by application of the federal securities laws.

     (l) Delivery of subscription agreements for a Class A-1 Membership Unit shall be made by the Dealer to Summit Real Estate Investments, LLC or Chauner Securities, Inc. (the Managing Dealers of the Offering) within 24 hours of written execution by the Investor.

     (m) There is not now pending or threatened against the Dealer any action or proceeding of which the Dealer has been advised, either in any court of competent jurisdiction, before the Securities and Exchange Commission, or before any state securities commission concerning the Dealer's activities as a Broker or Dealer, nor has the Dealer been named as a "Cause" in any such action or proceeding.

     (n) In the event any action or proceeding of the nature referred to in sub-paragraph (b) above shall be instituted or threatened against the Dealer at any time prior to the effective date hereunder, or in the event there shall be filed by or against the Dealer in any court pursuant to any federal, state, local, or municipal statue, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a Receiver of Trustee of its assets, the Dealer shall make an assignment for the benefit of creditors, the Company shall have the right on three days' written notice to Dealer to terminate this Contract without any liability to the Dealer of any kind.


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5.   Further Agreements of the Company.

     The Company agrees that:

     (a) If at any time any event shall occur as a result of which it becomes necessary to amend or supplement the Offering Memorandum so that it does not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Offering Memorandum is delivered to any offeree, not misleading, the Company will promptly notify Dealer and will supply Dealer with amendments or supplements correcting such statement or omission.

     (b) The Company will make such filings with the SEC and state and other governmental agencies as may be necessary to register the Units for sale or to assure or confirm the exemption of the offering and sale of the Units from the registration requirements of the Securities Act of 1933, as amended, and of the securities laws of any state or jurisdiction in which the Units may be offered.

     (c) The Company will make available during the course of the offering and prior to sale, to each offeree or his investor representative or both, the opportunity to ask questions and/or receive answers from the Company or to obtain additional information necessary to verify the accuracy of the Offering Memorandum, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

     (d) The Company will pay all expenses in connection with the preparation and duplication of the Offering Memorandum and any amendments or supplements thereto, and the legal fees and disbursements of counsel for the Company.

     (e) Copies of all correspondence and reports that are sent to investors during and after the Offering will also be sent to Dealer.

6.   Indemnity.

     (a) The Company agrees to indemnify and hold harmless Dealer from and against any and all losses, claims, damages, expenses or liabilities, to which Dealer may become subject under any federal or state securities laws and other statute, common law or otherwise insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Offering Memorandum, or any amendment or supplement thereto; (ii) any omission or alleged omission to state in the Offering Memorandum a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) any violation or alleged violation of securities registration requirements under the Securities Act of 1933, as amended, or any state securities laws, in connection with the sale of the Units, except to the


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          extent caused by Dealer's breach of the representations and warranties of Paragraph 4; or (iv) any breach or alleged breach of the representations and warranties of Paragraph 3 or the provisions of Paragraph 5.

     (b) Dealer agrees to indemnify and hold harmless the Company from and against any and all losses, claims, damages, expenses or liabilities to which the Company may become subject under any federal or state securities laws, any other statute, common law or otherwise insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon the Dealer's breach or alleged breach of the representations and warranties of Paragraph 4.

     (c) Except as set out in subparagraph (d) below, the indemnity provided by subparagraphs (a) and (b) above shall also extend to any and all expenses whatsoever reasonably incurred by any indemnified party in connection with investigation, preparing for or defending against any such loss, damage, expense, liability or claim or such action in respect thereof, whether or not resulting in any liability. Such indemnity shall also include any loss to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever as set forth herein only if such settlement is effected with the written consent of the indemnifying party. Such indemnity shall be in addition to any liability that the indemnifying party might otherwise have to an indemnified party and shall extend upon the same terms and conditions to each officer, director, agent or employee of any indemnified party within the meaning of the Securities Act of 1933, as amended, and Section 20 of the Securities Exchange Act of 1934, as amended.

     (d) Within fifteen (15) days after the receipt by an indemnified party under this Paragraph 6 of notice of the commencement of any action, but in no event later than five (5) business days prior to the date specified in such notice for the filing of a responsive pleading in such action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Paragraph 6, notify such indemnifying party in writing of the commencement thereof. The omission to so notify the indemnifying party shall relieve it from liability to such indemnified party under this Paragraph 6 to the extent that the ability of the indemnifying party to defend a claim was prejudiced by the failure to timely send such notice. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, after notice from the indemnifying party to such indemnified party of its election, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. In the event the indemnifying party elects so to assume the defense of any such suit, such indemnified party may retain additional counsel but the indemnified party shall bear the fees and expenses of such counsel.


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     (e)  The indemnity provided by the Paragraph 6 shall remain operative and in full force and effect, regardless of any termination or cancellation of this Agreement, and shall survive the sale of the Units; and any successor or assignee of any indemnified party and heir or legal representative of any such party shall be entitled to the benefit of such indemnity.

7.   Confidentiality.

     Dealer agrees that all materials provided to Dealer for due diligence and marketing purposes pertaining to the Company, including, but not limited to, the Offering Memorandum, as supplemented, subscription and suitability documents and financial statements of the Company will be held by Dealer in confidence for use of Dealer's personnel, clients and advisors of clients only for the purpose of evaluating an investment in the Units and will not be provided to any other persons or entities without the prior written approval of the Company. The Company agrees that all information on subscribers introduced by Dealer, including the Investor Questionnaire ("Questionnaire") will be kept strictly confidential. The Questionnaire may be subject to review by the Company's legal counsel and one or both of the Managing Dealers, all of whom will be required to maintain confidentiality. The Company agrees not to solicit any of Dealer's subscribers for any subsequent offering by the Company or its affiliates without Dealer's prior written approval.

8.   Notices.

     Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing addressed to the party of parties entitled to such notice, sent certified mail, return receipt requested or by commercial overnight delivery service with proof of receipt available to Summit Hotel Properties, LLC, 2701 South Minnesota Avenue, Suite 6, Sioux Falls, South Dakota 57105, and, whenever notice shall be in writing, addressed to Dealer at the address shown on page 1 of this Agreement.

9.   Termination.

     (a) This Contract may be terminated by the Dealer by Notice to the Company at any time before the effective date of this Contract as set forth in this Contract.

     (b) This Contract may be terminated by the Dealer, by notice to the Company, in the event that the Company shall have failed or been unable to comply with any of the terms, conditions, or provisions of this Contract on the part of the Company to be performed, complied with, or fulfilled (including, but not limited to, those specified in Sections 2, 3, and 9 hereof) within the respective times herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Dealer in writing.


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     (c)  Any termination of this Contract pursuant to this Section 9 shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party hereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it and the Company and the Dealer shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 7, in the case of the Partnership, and Section 7, in the case of the Dealer.

10.  Miscellaneous.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, legal representatives, successors and assigns. This Agreement is made under and shall be construed in accordance with the laws of the State of South Dakota and may not be amended except in writing signed by the parties hereto.

Very truly yours,

SUMMIT HOTEL PROPERTIES, LLC


By: /s/ Kerry W. Boekelheide
    ---------------------------------
    Kerry W. Boekelheide,
    President of Company Manager


AGREED AND ACCEPTED:

SUMMIT REAL ESTATE INVESTMENTS, LLC


By: /s/ Kerry W. Boekelheide
    ---------------------------------
Its: President


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